                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                           Mexican Restaurants, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                            MEXICAN RESTAURANTS, INC.

                              1135 EDGEBROOK DRIVE
                              HOUSTON, TEXAS 77034

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 8, 2005

DEAR SHAREHOLDER:

          You are cordially invited to attend a Special Meeting of Shareholders of Mexican Restaurants, Inc. (the "Company") at the Casa Ole restaurant located at 20131 Highway 59 North, Suite 2004, Humble, Texas 77338 on Tuesday, November 8, 2005 at 9:30 a.m., Houston, Texas time, for the following purposes:

          1. To consider and vote upon a proposal to adopt and approve the Mexican Restaurants, Inc. 2005 Long Term Incentive Plan; and

          2. To transact such other business as may properly come before the meeting.

          Shareholders of record of the Company's Common Stock at the close of business on September 1, 2005 are entitled to vote at the Special Meeting or any adjournment thereof. Any shareholder attending the meeting may vote in person even if he or she previously returned a proxy. Each share of the Company's Common Stock entitles the holder to one vote.

                                        By Order of the Board of Directors,


                                        ----------------------------------------
                                        Louis P. Neeb
                                        Chairman of the Board

October 3, 2005

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                            MEXICAN RESTAURANTS, INC.

                              1135 EDGEBROOK DRIVE
                              HOUSTON, TEXAS 77034

                               PROXY STATEMENT FOR
                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 8, 2005

          This proxy statement and the accompanying form of proxy are being furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Mexican Restaurants, Inc., a Texas corporation (the "Company"), for use at the Special Meeting of Shareholders, to be held on Tuesday, November 8, 2005 at 9:30 a.m., Houston, Texas time, at the Casa Ole restaurant located at 20131 Highway 59 North, Suite 2004, Humble, Texas 77338, and at any adjournment, continuation or postponement thereof. The Notice of Special Meeting, this Proxy Statement and the accompanying proxy are first being sent to shareholders on or about October 3, 2005.

          At the Special Meeting, the Company's shareholders will be asked to consider and vote upon (i) the proposal to adopt and approve the Mexican Restaurants, Inc. 2005 Long Term Incentive Plan (the "2005 Plan"), and (ii) such other business as may properly come before the special meeting.

SOLICITATION

          The solicitation of proxies is made by and on behalf of the Board. The cost of the solicitation will be borne by the Company, including the reasonable expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, telecopy or personally. Proxies may be solicited by directors, officers and employees of the Company without additional compensation.

RECORD DATE, OUTSTANDING SHARES AND VOTING RIGHTS

          The close of business on September 1, 2005, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting (the "Record Date"). On the Record Date, the Company had outstanding 3,451,102 shares of Common Stock, $.01 par value ("Common Stock"), each of which will be entitled to one vote.

          In order to transact business at the Special Meeting, a quorum consisting of a majority of all outstanding shares entitled to vote must be present. Abstentions and proxies returned by brokerage firms for which no voting instructions have been received from their principals will be counted for the purpose of determining whether a quorum is present, but will not be voted on the matters presented at the meeting. Once a share is represented for any purpose at the Special Meeting, it will be deemed present for quorum purposes for the entirety of the meeting. A majority of the outstanding shares entitled to vote that are represented at the meeting in person or by proxy is required for approval of the other matters that may be presented at the meeting.

          If the enclosed proxy is executed and returned, the shares represented thereby will be voted in accordance with any specifications made by the shareholder. In the absence of any such specification, they will be voted for the proposal to adopt and approve the 2005 Plan and in the transaction of any other business which properly comes before the meeting or any adjournment thereof. Pursuant to applicable law, broker nonvotes and abstaining votes will not be counted in favor of or against any proposal to be presented at the meeting.

          The presence of a shareholder at the meeting will not operate to revoke his proxy. A proxy may be revoked at any time insofar as it has not been exercised by giving written notice of revocation to the Company, executing and returning a proxy with a later date, or by attending the Special Meeting and voting in person.

          If any other matters come before the meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their best judgment. The Board does not know of any matters other than the proposal for the adoption and approval of the 2005 Plan that will be presented for action at the meeting.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 1, 2005 by each person known to the Company to own beneficially more than 5% of the Company's Common Stock, each director, each executive officer and all executive officers and directors as a group.

                                                      Shares      Percent
                                                   Beneficially      of
Name of Beneficial Owner                             Owned (1)     Class
------------------------                           ------------   -------
Larry N. Forehand and Forehand
   Family Partnership, Ltd. (2)(3)(6) ..........       712,739     20.7%
David Nierenberg, The D3 Family Funds (4)(8) ...     1,090,510     31.4%
   19605 N.E. 8th Street
   Camas, Washington 98607
Michael D. Domec (2)(9) ........................       203,555      5.9%
Louis P. Neeb (2)(5)(6)(10) ....................       469,737     11.6%
John C. Textor (5)(6)(7) .......................       351,487      9.7%
   Wyndcrest Partners
   11450 S.E. Dixie Hwy, Suite 204
   Hobe Sound, Florida 33455
Osmium Capital, LP (12 ) .......................       221,329      6.4%
   388 Market Street, Suite 920
   San Francisco, California 94111
J.J. Fitzsimmons (11) ..........................        34,442      1.0%
   Wal-Mart Stores, Inc.
   702 Southwest 8th Street
   Bentonville, Arkansas 72716
Curt Glowacki (2)(13) ..........................       125,778      3.5%
Thomas E. Martin (2)(14) .......................        16,000        *
Andrew J. Dennard (2)(15) ......................        25,000        *
All executive officers and directors as
   a group (nine persons) (17) .................     2,481,159     61.5%

----------
*    Less than 1%

(1) The named shareholders have sole voting and dispositive power with respect to all shares shown as being beneficially owned by them, except as otherwise indicated.

(2)  The business address is 1135 Edgebrook Drive, Houston, Texas 77034.

(3) Includes 406,273 shares held directly by Mr. Forehand and 306,466 held by Forehand Family Partnership, Ltd., a limited partnership of which Mr. Forehand is the sole managing general partner and of which Mr. Forehand and his spouse are the sole limited partners.

(4) Based on Schedule 13D/A filed on September 9, 2005, filed by David Nierenberg, and The D3 Family Funds with the Securities and Exchange Commission. The form discloses that Mr. Nierenberg has sole voting and sole dispositive power over 1,073,010 shares of Common Stock.

(5) Mr. Neeb and Tex-Mex Partners, L.C. have warrants to purchase, at a per share price of $10.90, up to 179,885 and 179,885 shares, respectively, from the Company. Under the terms of the warrants, that portion of each of the warrants allocable to the membership interest in Tex-Mex Partners, L.C. (currently 54%) of Mr. Textor, a former director of the Company, became exercisable on April 25, 1998.

(6) Mr. Neeb and Tex-Mex Partners, L.C. have warrants to purchase, at a per share price of $10.90, up to 196,602 and 171,602 shares, respectively, from Larry N. Forehand. Under the terms of the warrants, that portion of each of the warrants allocable to the membership interest in Tex-Mex Partners, L.C. (currently 54%) of Mr. Textor, a former director of the Company, became exercisable on April 25, 1998.

(7) Mr. Textor, a former director of the Company, is a principal of Tex-Mex Partners, L.C., of which he presently has a 54% membership interest. Mr. Textor has sole voting power and sole dispositive power of the warrants held by Tex-Mex Partners, L.C. Mr. Textor has no ownership rights in the balance of the membership interests of Tex-Mex Partners, L.C. and he disclaims beneficial ownership of the warrants to acquire shares held by Tex-Mex Partners, L.C. and allocable to such other membership interests.

(8) Includes 17,500 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.

(9) Includes 23,000 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.

(10) Includes 26,250 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.

(11) Includes 33,000 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.

(12) Based on Schedule 13G filed February 9, 2005, filed by John Lewis and Osmium Capital, LP with the Securities and Exchange Commission. The form discloses that Mr. Lewis has sole voting and sole dispositive power over 221,329 shares of Common Stock.

(13) Includes 97,778 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.

(14) Includes 16,000 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.

(15) Includes 15,000 shares issuable pursuant to the exercise of stock options exercisable within 60 days of the Record Date.

(16) Includes an aggregate of 405,413 shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of the Record Date.

                                   PROPOSAL 1
                              ADOPTION AND APPROVAL
                                  OF 2005 PLAN

          The Board of Directors has adopted, and is submitting to the Company's shareholders for approval at the Special Meeting, the Mexican Restaurants, Inc. 2005 Long Term Incentive Plan (the "2005 Plan").

          A description of the provisions of the 2005 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2005 Plan, a copy of which is attached as Appendix A to this proxy statement.

BACKGROUND

          The purpose of the 2005 Plan is to benefit and advance the interests of the Company by attracting and retaining qualified directors and key executive and managerial employees; motivating employees, by making appropriate awards, to achieve long-range goals; providing incentive compensation that is competitive with other corporations; and further aligning the interests of directors, employees and other participants with those of other shareholders. There are currently approximately 434,403 shares of Common Stock underlying outstanding stock options previously granted under the Company's 1996 Casa Ole Long Term Incentive Plan (the "1996 Plan"), and approximately 52,550 shares remain available for grants under the 1996 Plan. The limited number of remaining available shares under the 1996 Plan limits the Company's ability to (a) provide incentive compensation to its key employees, (b) attract new employees and (c) provide compensation to its consultants, advisors and non-employee directors. It is anticipated that the 350,000 shares proposed to be authorized under the 2005 Plan, together with the shares remaining under the 1996 Plan, will enable the Company to provide sufficient grants of awards for the foreseeable future. Also, the inclusion of authority to grant various forms of equity compensation in addition to stock options, including restricted stock, will allow the Company to tailor future awards to the Company's specific needs and circumstances at that time.

SUMMARY OF THE 2005 PLAN

          Eligibility. Executives, managerial employees, non-employee directors, consultants or independent contractors of the Company and/or its subsidiaries, as determined by the Board of Directors, are eligible to receive awards under the 2005 Plan. In the discretion of the Board of Directors, an eligible employee may be awarded incentive stock options, non-qualified options, restricted stock, performance units and/or stock appreciation rights, or any combination thereof, and more than one award may be granted to a participant. In addition, the Board of Directors may authorize non-employee directors, consultants or independent contractors to receive awards of non-qualified options, restricted stock, performance units or stock appreciation rights, or any combination thereof, and more than one award may be granted to a non-employee director, consultant or independent contractor who is designated as a participant. Participants will be required to enter into award agreements (each, an "Award Agreement") with the Company agreeing to the terms of the 2005 Plan. Any Award Agreement documenting an award subject to Internal Revenue Code
Section 409A shall contain terms and conditions which will permit the award to satisfy the operational and documentary requirements of Code Section 409A.

          Shares Available for Awards. Subject to adjustment as described under "Adjustment" below, the number of shares of Common Stock that may be issued under the 2005 Plan will be 350,000, and the number of shares with respect to which options, performance units or stock appreciation rights under the 2005 Plan may be granted in any calendar year to any employee shall not exceed 150,000.

          Effective Date. If approved at the Special Meeting, the 2005 Plan shall be effective as of November 8, 2005; provided, however, that awards made under the 2005 Plan prior to such approval of the Plan by shareholders of the Company, including without limitation the performance units granted to Messrs. Glowacki and Dennard as described under "Executive Compensation and Other Information" in this proxy statement, are contingent on such approval of the 2005 Plan by the shareholders of the Company and shall be null and void if such approval of the shareholders of the Company is withheld. The Plan shall terminate on November 8, 2015, ten (10) years after the Plan's proposed effective date.

          Permissible Awards. The 2005 Plan provides for awards of stock options to purchase shares of the Company's Common Stock, stock appreciation rights, restricted Common Stock and performance units, the terms and conditions of which are described in more detail below.

          Administration of the Plan. The 2005 Plan will be administered by the Company's Board of Directors. The Board of Directors will have full authority to manage and control the operation and administration of the Plan, including, without limitation, the authority to determine who will receive awards, the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions and other provisions of such awards, to determine the number and value of performance units awarded and earned and to cancel or suspend awards. The Board of Directors is authorized to interpret the 2005 Plan, to establish, amend and rescind any rules and regulations relating to the 2005 Plan, to determine the terms and provisions of any agreements made pursuant to the 2005 Plan, and to make all other determinations that may be necessary or advisable for the administration of the 2005 Plan. The Board of Directors may, from time to time, delegate its authority to manage and control the operation and administration of the 2005 Plan to the Compensation/Stock Option Committee of the Board of Directors (the "Committee").

          All authority to exercise discretion with respect to the participation in the 2005 Plan of persons who are "10 percent shareholders" or "officers" within the meaning of the applicable Securities and Exchange Commission rules relating to Section 16 of the Securities Exchange Act of 1934 ("Insiders"), and/or directors of the Company, or the timing, pricing and amounts of awards granted under the 2005 Plan to such officers and directors, shall be vested in
(i) the Board of Directors, or (ii) the Committee, if consisting of two or more directors each of whom is a non-employee director within the meaning ascribed to such term in Rule 16b-3 promulgated under the Exchange Act, or within any successor definition or any successor rule.

          New Plan Benefits. Awards to be received by individual participants under the 2005 Plan are not determinable because the Board of Directors determines the amount and nature of any award under the 2005 Plan in its sole discretion at the time of grant. As a result, the benefits that might be received by participants receiving discretionary grants under the 2005 Plan are not determinable. For similar reasons, the Company cannot determine the awards that would have been granted to executive officers during the 2004 fiscal year under the 2005 Plan, if it had been in place during that year. As of September 1, 2005, the closing market price for a share of the Company's Common Stock was $9.90

          Limitation on Transferability. Incentive stock options, performance units, stock appreciation rights and, during the period of restriction, shares of restricted stock awarded under the 2005 Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution. Incentive stock options may be exercised during the lifetime of the participant only by the participant or his guardian or legal representative. If expressly permitted by the terms of the Award Agreement, a participant may transfer non-qualified options to certain permitted transferees, provided that there is not any consideration for the transfer.

          Compliance With Laws and Tax Withholding. The Company shall have no liability to issue any shares under the 2005 Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar authority. The Company may require a written statement that the recipient of any shares under the 2005 Plan is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares. All awards and payments under the 2005 Plan to employees are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board of Directors, through the surrender of shares which the participant already owns, or to which a participant is otherwise entitled under the 2005 Plan.

          Upon termination of the restricted period with respect to an award of restricted stock (or such earlier time, if any, as an election is made by the participant under Internal Revenue Code Section 83(b), or any successor provisions thereto, to include the value of such stock in taxable income), the Company shall have the right to require the participant to pay to the Company the amount of taxes that the Company is required to withhold with respect to such stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all distributions paid with respect to a restricted stock award the amount of taxes that the Company is required to withhold with respect to such distribution payments, if any.

          Adjustment. In the event of any change in the outstanding stock of the Company by reason of any recapitalization, merger, consolidation, combination, exchange of shares or other similar change, the aggregate number of shares with respect to which awards may be made under the 2005 Plan, the terms and the number of shares under any outstanding options, performance units or restricted stock, and the purchase price of a share under options, may be equitably adjusted by the Board in its sole discretion. In addition, the Board may, in its sole discretion, make appropriate adjustment as to the kind of shares or other securities deliverable with respect to outstanding awards under the 2005 Plan.

          Business Combinations. In the event of a "Business Combination" involving the Company, if provision is made in writing in connection with such transaction for the continuance, substitution or assumption of the options, restricted stock, performance units and/or stock appreciation rights that are outstanding under the 2005 Plan, then such awards outstanding at the time of the Business Combination shall continue, subject to adjustment, in the manner and on the terms provided in the respective agreements. If provision is not made in writing for the continuation and/or assumption of any outstanding awards in the event of such a Business Combination, then (i) any outstanding stock appreciation right shall generally become exercisable, (ii) all restrictions on the transferability of restricted stock shall lapse, (iii) any performance requirements with respect to performance units shall lapse and the performance units shall be settled immediately prior to the effective date of the transaction, and (iv) with respect to options, the Committee shall cancel any outstanding options in exchange for shares of Common Stock or shares of a successor and/or cash equal in value to the excess of the fair market value of the shares that could be purchased subject to the options less the aggregate exercise price for the options, or cancel the options after providing the holders thereof with an opportunity to exercise the options within a specified period of time. Payment of cash in lieu of whole or fractional shares of Common Stock or shares of a successor may only be made to the extent that such payment has met the requirements of an exemption under Section 16(b) of the Securities Exchange Act of 1934 or the rules promulgated with respect to such section or is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.

          For purposes of the 2005 Plan, a "Business Combination " shall be any of the following: (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, it becomes a wholly-owned subsidiary of another corporation), (ii) a dissolution of the Company, (iii) a transfer of all or substantially all of the assets or shares of stock of the Company in one transaction or a series of related transactions to one or more other person or entities, or (iv) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than Excluded Persons, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities. The term "Excluded Persons" means each of Larry N. Forehand, Michael D. Domec, Louis P. Neeb and David Nierenberg, and any person, entity or group under the control of any of them, or a trustee or other fiduciary holding securities under an employee benefit plan of the Company.

          Employment and Shareholder Status. Selection as a participant under the 2005 Plan shall not (i) give any employee the right to be retained in the employ of the Company, (ii) create or serve as evidence of an agreement to retain a consultant or independent contractor for any period of time, or, (iii) except as expressly provided, confer upon the holder of any award under the 2005 Plan any right as a shareholder.

          Incentive Stock Options. The Committee shall designate the participants to whom incentive stock options, as described in Internal Revenue Code Section 422(b) or any successor section thereto, are to be awarded under the 2005 Plan and shall determine the number of option shares to be offered to each of them. Only employees of the Company shall be eligible to receive incentive stock options. The aggregate fair market value of Common Stock with respect to which incentive stock options are exercisable for the first time by an individual during a calendar year, including all plans of the Company and subsidiaries, shall not exceed $100,000 determined at the time of the award of the option. The Committee shall set the price of a share under each incentive stock option, which price shall not be less than 100% of the fair market value of the share as of the option date. Each incentive stock option shall be exercisable until the earliest of ten years after the date on which it is awarded, the date established by the Committee at the time of the award, thirty days after the participant's employment with the Company terminates for reasons other than death or disability, or one year after the death or total disability of the participant.

          Non-Qualified Options. The Board of Directors shall designate the participants to whom non-qualified options are to be awarded and shall determine the number of shares to be awarded to each of them. A non-qualified option entitles the participant to purchase a share of Common Stock at a price fixed at the time the option is awarded, which price shall not be less than the fair market value of the share at the time the option is awarded. Each non-qualified option shall be exercisable until the earliest of the date established by the Committee at the time of the award, thirty days after the participant's employment or service as a consultant, independent contractor or non-employee director with the Company or subsidiary terminates for reasons other than death or disability, or one year after the death or total disability of the participant.

          Restricted Stock. A restricted stock award is an award of shares of Common Stock subject to a restriction on transferability, the vesting of which is subject to a required period of employment or other conditions established by the Board of Directors or the 2005 Plan. The Board of Directors shall designate the participants to whom restricted stock is to be awarded and shall determine the number of shares that are subject to the award. Except for the restrictions on transferability, the participant as owner of restricted stock shall have all the rights of a shareholder. The restriction on transferability will lapse following a period of time (the "Restricted Period") as set forth in the Award Agreement, which period shall not be longer than ten years or shorter than three years. The Board of Directors may adjust the Restricted Period after the award of the restricted stock to account for individual circumstances, but the Restricted Period shall not be less than one year. Unless otherwise determined by the Board of Directors, the termination of a participant's employment or service with the Company or subsidiaries prior to the end of the Restricted Period shall cause the forfeiture of all restricted stock which has not yet vested under the Award Agreement. Each certificate issued in respect of restricted stock shall bear a legend noting that such stock is subject to the terms of the 2005 Plan.

          Performance Units. Performance units are awards to participants who may receive value (in cash and/or shares of Common Stock) for the units at the end of a fixed period of time (the "Performance Period"). The number of units earned, and the value received for them, will be contingent upon the degree to which the performance measures established at the time of the initial award are met. The Board of Directors shall designate the participants to whom performance units are to be awarded and shall determine the timing of awards, the number of units awarded, the value of units (in cash and/or shares of Common Stock), the performance measures used for determining whether the performance units are earned, the Performance Period during which the performance measures will apply, the relationship between the level of achievement of the performance measures and the number of performance units earned, whether any adjustment to the performance measures should be made to reflect significant events or changes during the Performance Period, and the number of performance units that will be paid in cash or in shares as described in the Award Agreement. A participant whose employment with the Company and its subsidiaries terminates during a Performance Period because of retirement or death shall be entitled to the prorated value of earned performance units. If a participant's employment with the Company and its subsidiaries terminates during a Performance Period for any reason other than retirement or death, the performance units earned shall be forfeited, unless otherwise determined by the Board of Directors.

          Stock Appreciation Rights. A stock appreciation right entitles the participant to receive an amount (in cash and/or shares of Common Stock) equal to the difference between the fair market value of shares of Common Stock at the time of exercise of the stock appreciation right and the fair market value of such shares at the date of award of the stock appreciation right, as prescribed by the Board of Directors and as set forth in the Award Agreement. The Board of Directors may award stock appreciation rights to participants independent of, concurrent with, or subsequent to, any other award under the 2005 Plan. The Board of Directors shall set the expiration date with respect to a stock appreciation right, which date shall be documented in the Award Agreement. If the stock appreciation right is not exercised before the end of the day on the expiration date, such right shall be deemed exercised as of such date and payment shall be made to the holder in shares of Common Stock.

FEDERAL INCOME TAX CONSEQUENCES

          The following discussion is intended only as a brief summary of the material U.S. Federal income tax rules that are applicable to 2005 Plan awards under current laws and regulations. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant's death or the income tax laws of any municipality, state or foreign country in which the participant's income or gain may be taxable.

          Incentive Stock Options. Upon the grant of an incentive stock option, no taxable income will be realized by a participant and the Company will not be entitled to any deduction. If a participant exercises an option, without having ceased to be an employee of the Company or any of its subsidiaries at any time during the period from the grant of the option until ninety days before its exercise, then, generally, no taxable income will result at the time of the exercise of such option. If no "disqualifying disposition" of the stock transferred to a participant upon exercise of the option is made by him or her (i.e., a disposition within the period that ends on the last to occur of one year after such stock is so transferred and two years after the grant of the option), any profit (or loss) realized by a participant from a sale or exchange of such stock will be treated as long-term capital gain (or capital loss), and no deduction will be allowable to the Company with respect thereto. When a participant exercises an incentive stock option, he or she will realize "alternative minimum taxable income" equal to the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option exercise price. If a disqualifying disposition of such stock is made by a participant, the disposition generally will result in ordinary income at the time of the disposition in an amount equal to the lesser of (1) the gain on the sale or (2) the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise (the "bargain element"). If the gain exceeds the bargain element, the excess is a short-term or long-term capital gain depending upon how long the shares are held prior to the sale. If the stock is sold for less than the exercise price, failure to meet the holding period requirement generally will result in a short-term or long-term capital loss, again depending upon how long the shares are held prior to the sale, equal to the difference between the exercise price and the sale price.

          Non-Qualified Options. Upon the grant of a non-qualified option under the 2005 Plan, no taxable income will be realized by a participant and the Company will not be entitled to any deduction. Upon exercise of the option, a participant will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The Company will be entitled to a corresponding deduction.

          Restricted Stock and Performance Units. The recipient of shares of restricted stock or performance units under the 2005 Plan will not recognize taxable income at the time of grant as long as the award is subject to a substantial risk of forfeiture as a result of performance based vesting targets, continued service requirements or other conditions that must be satisfied before payment, vesting or delivery of shares can occur. The recipient will generally recognize taxable ordinary income and be subject to wage and employment tax withholding when the substantial risk of forfeiture expires or is removed. The Company will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes.

          Stock Appreciation Rights. Upon the exercise of a stock appreciation right granted under the 2005 Plan, an award recipient realizes ordinary taxable income equal to the amount of cash or the fair market value of Common Stock received. The Company will generally be entitled to a corresponding deduction equal to the amount of ordinary income that the recipient recognizes. Upon the sale of Common Stock acquired upon exercise of a stock appreciation right, the recipient will recognize long or short-term capital gain or loss, depending on whether the recipient held the stock for more than one year from the date of exercise. As a result of the enactment of new federal tax legislation, the tax treatment of SARs that are not exempt from the new law under the transitional rules is unclear. SARs granted under the 2005 Plan may be subject to this new law. The Internal Revenue Service is expected to address this issue in regulations.

          Section 162(m) Limitations. Section 162(m) of the Internal Revenue Code generally places a $1 million annual limit on a company's tax deduction for compensation paid to a "covered employee." A "covered employee" is an employee who is, on the last day of the company's taxable year in which the deduction would otherwise be claimed, the company's chief executive officer or one of the other four highest paid officers named in its proxy statement. This limit does not apply to compensation that satisfies the applicable requirements for performance-based compensation, one of which is that shareholders approve the material terms of the compensation.

          The 2005 Plan incorporates the requirements for the performance-based compensation exception applicable to options, so that all such awards should qualify for the exception. In addition, the Board of Directors may grant other awards designed to qualify for this exception. However, the Board reserves the right to grant awards that do not qualify for this exception, and in some cases, including a change in control, the exception may cease to be available for some or all awards (including options) that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the Company.

          THE SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS. PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR A DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 2005 LONG TERM INCENTIVE PLAN.

                      EQUITY COMPENSATION PLAN INFORMATION

          The following table provides the indicated information as of September 16, 2005, regarding the Company's equity compensation plans.

                                                                                           NUMBER OF SECURITIES
                                                                                          REMAINING AVAILABLE FOR
                              NUMBER OF SECURITIES                                        FUTURE ISSUANCE UNDER
                           TO BE ISSUED UPON EXERCISE     WEIGHTED-AVERAGE EXERCISE     EQUITY COMPENSATION PLANS
                             OF OUTSTANDING OPTIONS,    PRICE OF OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
PLAN CATEGORY                  WARRANTS AND RIGHTS           WARRANTS AND RIGHTS        REFLECTED IN FIRST COLUMN)
-------------              --------------------------   -----------------------------   --------------------------
Equity compensation
   plans approved by
   security holders                434,403(1)                       $ 4.52                         52,550

Equity compensation
   plans not approved by
   security holders                233,760(2)                       $10.12                        135,500

Total                              668,163                          $ 6.48                        188,050

----------
(1) Represents 434,403 shares of underlying options. At January 2, 2005, 549,000 shares were issuable upon exercise at a weighted average exercise price of $4.38 per share, and 151,000 shares were available for future issuances.

(2) Represents 53,875 shares of underlying options and 179,885 shares of underlying warrants. Such warrants, when issued, have been issued outside of the Company's Incentive Plan, contemporaneously with the Company's initial public offering in 1996, as described in footnote (5) of the table entitled "Security Ownership of Principal Shareholders, Directors and Management." At January 2, 2005, 247,385 shares were issuable upon exercise at a weighted-average exercise price of $9.80 per share, and 132,500 shares were available for future issuances.

                             EXECUTIVE COMPENSATION
                              AND OTHER INFORMATION

          The following table sets forth summary information with respect to compensation paid by the Company and its subsidiaries to the Chief Executive Officer, and to the other most highly paid executive officers for the fiscal year ended January 2, 2005 and whose total annual salary and bonus exceeded $100,000 (collectively the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION         LONG-TERM COMPENSATION
                                          ------------------------------   ------------------------
                                                                                         RESTRICTED
                                                                                            STOCK       ALL OTHER
NAME & PRINCIPAL POSITION        YEAR      SALARY    BONUS(1)   OTHER(2)   OPTIONS (#)     AWARDS     COMPENSATION
-------------------------        ----     --------   --------   --------   -----------   ----------   ------------
Curt Glowacki                    2004     $238,506   $ 18,717    $12,000         --          --            --
   President, Chief              2003(3)  $216,058   $137,481    $ 9,000         --          --            --
   Executive Officer and         2002     $209,621   $ 87,808    $ 9,000         --          --            --
   Chief Operating Officer

Andrew J. Dennard                2004     $134,555   $ 19,451    $ 9,000         --          --            --
   Exec. Vice President          2003(3)  $118,317   $ 57,269    $ 9,000         --          --            --
   and Chief Financial Officer   2002     $114,423   $ 52,554    $ 9,000      5,000          --            --

(1) Bonus includes $18,717 for Mr. Glowacki and $9,451 for Mr. Dennard in 2004, $34,841 for Mr. Glowacki and $17,377 for Mr. Dennard in 2003 and $21,539 for Mr. Glowacki and $10,769 for Mr. Dennard in 2002 for the payment of interest expense and principal amounts of the loans to purchase stock under the executive and key employee stock purchase plan adopted May 1998.

(2)  Other annual compensation consists primarily of a car allowance.

(3) Bonus other than amount described in note (1) was paid in fiscal year 2003 for performance earned in fiscal year 2002.

          In fiscal year 2004, the Company did not grant stock options to either of its Named Executive Officers.

          No stock options were exercised during 2004 by the Named Executive Officers. The following table shows information concerning the stock options exercisable and unexercisable during 2004 that have been granted to the Named Executive Officers and the estimated value of unexercised options held by such individuals at year end.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SECURITIES UNDERLYING             VALUE OF
                           SHARES                          UNEXERCISED               UNEXERCISED IN-THE-MONEY
                        ACQUIRED ON     VALUE           OPTIONS AT FY-END           OPTIONS AT FY-END ($) (1)
                          EXERCISE    REALIZED   -------------------------------   ---------------------------
         NAME                #           $         EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
         ----           -----------   --------     -----------   -------------     -----------   -------------
Curt Glowacki (2)            --          --          145,000        105,000          568,668        539,300
Andrew J. Dennard (3)        --          --           31,250          8,750           89,445         51,400

----------
(1) Based on the closing price per share of Common Stock on December 31, 2004 (the last day the stock traded in fiscal year 2004), of $8.96 as reported by the NASDAQ SmallCap Market.

(2) Options to acquire 190,000 shares of common stock were granted to Mr. Glowacki from 1997 to 2001 under the Company's 1996 Long Term Incentive Plan, of which 100,000 options vest in accordance with note (3) and 90,000 options vest at the rate of 10%, 20%, 30% and 40% respectively over the four-year period. An additional 60,000 options were granted in fiscal year 2000 that vest in ten years, and are discussed below under the Compensation Stock Option Committee report.

(3) These options to acquire common stock were granted from 1997 to 2002 under the Company's 1996 Long Term Incentive Plan. The options vest and become exercisable 10% on the first anniversary of the date of grant, 15% on the second anniversary of the date of grant and 25% on each of the third through fifth anniversaries of the date of grant.

On August 16, 2005, the Company's Compensation/Stock Option Committee approved the issuance of, subject to the approval and adoption of the 2005 Plan by the Company's shareholders, a total of 225,000 performance units under the 2005 Plan, with awards to the following Named Executive Officers in the following amounts:

NAME                NUMBER OF PERFORMANCE UNITS
----                ---------------------------
Curt Glowacki                  60,000
Andrew J. Dennard              50,000

The performance units, which expire in August 2010, vest upon a Business Combination (as defined in the 2005 Plan) and are payable in cash in an amount equal to the product of the number of units vested and the average of the high and low prices of the Common Stock as of the last business day preceding the Business Combination, which average price must be in excess of $20.00 per share.

                              DIRECTOR COMPENSATION

          As approved by the Company's shareholders at the 2002 Annual Meeting of Shareholders, the Stock Option Plan for Non-Employee Directors ("Directors Option Plan") was amended to allow the grant of up to 200,000 shares in total options to the Company's outside directors. Through the first two quarters of fiscal year 2002, outside directors were compensated with quarterly option grants to acquire 1,500 shares. In addition, each director received one option grant for 100 shares of Common Stock for each committee meeting attended which was not held in conjunction with a Board meeting. Approximately 80,000 shares are presently available for issuance under the Directors Option Plan.

          Effective with the third quarter of fiscal year 2002, upon recommendation of the Company's Audit and Compensation/Stock Option Committees, the Company changed its director compensation plan to a cash-based compensation plan. Each director who is not an employee of the Company receives a retainer of $2,000 per fiscal quarter, plus $1,000 per meeting attended. Effective with fiscal year 2005 each director who is not an employee of the Company will receive a retainer of $2,500 per fiscal quarter, plus $1,250 per meeting attended. The Chairman of the Audit Committee received a quarterly retainer of $5,000 and is not paid any other meeting fees. Effective with fiscal year 2005 the Audit Chairman retainer was set at $6,250 per quarter. The Chairman of the Board of Directors is compensated at the rate of $60,000 per year and is not paid any other meeting fees.

                 COMPENSATION/STOCK OPTION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

          The Compensation/Stock Option Committee consists of David Nierenberg, Michael D. Domec and J. Stuart Sargent. Mr. Nierenberg serves as Chairman of the Committee.

          No member of the Company's Compensation/Stock Option Committee: (i) was, during the last fiscal year, an officer or employee of the Company or any of its subsidiaries or (ii) was formerly an officer of the Company or any of its subsidiaries. The Company has engaged in a related party transaction related to Messrs. Forehand and Domec. For a complete description of this transaction see "Certain Relationships and Related Transactions."

          Pursuant to Item 402 of the SEC's Regulation S-K, no executive officer of the Company served as a member of the Compensation/Stock Option Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire Board of Directors) of another corporation, one of whose executive officers served on the Company's Compensation/Stock Option Committee. No executive officer of the Company served as a director of another corporation, one of whose executive officers served on the Compensation/Stock Option Committee. No executive officer of the Company served as a member of the Compensation/Stock Option Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another corporation, one of whose executive officers served as a director of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Related party transactions are subject to the review and approval of the Company's Audit Committee, which is comprised exclusively of three independent directors who are not otherwise involved in the day-to-day management of the Company or officers of the Company, and who do not have a personal financial interest in the matter in which they are acting. The Audit Committee members are Thomas E. Martin, Joseph J. Fitzsimmons and Louis P. Neeb.

LEASE OF HEADQUARTERS BUILDING

          Prior to February 20, 2004, the Company leased its executive offices in Houston, Texas from CO Properties No. 3, a Texas partnership owned by Larry
N. Forehand and Michael D. Domec. The lease, which was originally set to expire in December 2006, was a gross lease (where the landlord pays utilities and property taxes) with monthly rental payments of $10,416 per month in 2004. In 2004 the Company leased 10,015 square feet under the lease for aggregate rental payments of $10,416. The Company believes that this lease is on terms at least as favorable as could be obtained from an unrelated third party.

          On February 20, 2004, CO Properties No. 3 sold the executive offices to a third party. In exchange for two months of free rent, the Company exercised one of its options, extending the office lease through December 2009. In 2005 the Company's monthly rental payments will be $10,615.90 per month.

                                   INFORMATION

          If you have questions or need more information about the Special Meeting, you may write to or call the Company at:

          Corporate Secretary
          Mexican Restaurants, Inc.
          1135 Edgebrook Drive
          Houston, Texas 77034
          (713) 943-7574
          Attn: Mr. Andrew J. Dennard

A copy of the Company's 2005 Plan is attached to this proxy statement. The Company will also send you, at no charge, any other document which it refers to in this proxy statement, if requested in writing by a person who was a shareholder (of record or beneficially) at the close of business on September 1, 2005. You should send your request to the Company's Corporate Secretary at the address listed above.

                            HOUSEHOLDING INFORMATION

          Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement, and notice of special meeting to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at any one household and helps to reduce the Company's expenses. The Company will deliver promptly upon request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Such requests should be delivered to the Company's address or made by telephone, as set forth below. In addition, if shareholders prefer to receive multiple sets of the Company's disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company's disclosure documents, the shareholders should follow these instructions:

          If the shares are registered in the name of the shareholder, the shareholder should contact the Company at its offices at 1135 Edgebrook Drive, Houston, Texas 77034, Attention: Andrew J. Dennard, telephone number: 713-

943-7574, to inform the Company of their request. If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

                              SHAREHOLDER PROPOSALS

          Any shareholder who intends to present a proposal at the 2006 Annual Meeting of Shareholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the proposal must be received by the Company at its principal executive offices not later than January 1, 2006. The Company will not be required to include in its proxy statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

                                        By Order of the Board of Directors,


                                        ----------------------------------------
                                        Louis P. Neeb
                                        Chairman

October 3, 2005

ALL SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION FORM.

                                                                      APPENDIX A

                            MEXICAN RESTAURANTS, INC.
                          2005 LONG TERM INCENTIVE PLAN

                                   I. GENERAL

     1. Purpose. The Mexican Restaurants, Inc. 2005 Long Term Incentive Plan (the "Plan") is maintained by Mexican Restaurants, Inc., a Texas corporation (the "Company") to:

          (a) attract and retain key executive and managerial employees;

          (b) motivate participating employees, by means of appropriate incentive, to achieve long-range goals;

          (c) attract and retain well-qualified individuals to serve as members of the Company's Board of Directors, and as independent contractors and consultants;

          (d) provide incentive compensation opportunities which are competitive with those of other corporations; and

          (e) further identify Participants' interests with those of the Company's other shareholders through compensation alternatives based on the Company's common stock;

and thereby promote the long term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long term returns.

     2. Effective Date. Subject to the approval of the holders of a majority of the voting Stock of the Company, the Plan shall be effective as of November 8, 2005, provided, however, that awards made under the Plan prior to such approval of the Plan by shareholders of the Company are contingent on such approval of the Plan by the shareholders of the Company and shall be null and void if such approval of the shareholders of the Company is withheld. The Plan shall terminate on November 8, 2015, ten (10) years after the Plan's effective date.

     3. Definitions. The following definitions are applicable to the Plan.

          (a) "Award Agreement" means the agreement between the Company and a Participant described in Section I.11 hereof.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Business Combination" has the meaning ascribed to it in Section I.13(d) hereof.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means the Compensation/Stock Option Committee of the Board.

          (f) "Disability" means the inability of a Participant, by reason of a physical or mental impairment, to engage in any substantial gainful activity, of which the Board shall be the sole judge.

          (g) "Effective Date" means November 8, 2005.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended

          (i) "Fair Market Value" of any Stock means (i) if the Stock is listed on a national securities exchange, the closing price on the Stock on a given date; (ii) if the Stock is traded on an exchange or market in which prices are reported on a bid and asked price, the average of the mean between the bid and asked price for the Stock on a given date; and (iii) if the Stock is not listed on a national securities exchange nor traded on the over-the-counter market, such value as the Board, in good faith, shall determine.

          (j) "Non-employee Director" means each member of the Board who is not a full-time employee of the Company.

          (k) "Option" means the right of a Participant to purchase Shares pursuant to an Incentive Option under Part II or a Non-Qualified Option under Part III, each awarded pursuant to the provisions of the Plan.

          (l) "Option Date" means, with respect to any Option, the date on which the Option is awarded under the Plan.

          (m) "Participant" means (i) any employee of the Company or any Subsidiary who is selected by the Board or Committee to participate in the Plan; (ii) any Non-employee Director, to the extent provided in Section I.5; and (iii) any consultant or independent contractor selected by the Board or Committee to participate in the Plan.

          (n) "Performance Unit" shall have the meaning ascribed to it in Part
     V.

          (o) "Permitted Transferees" means members of the immediate family of the Participant, trusts for the benefit of such immediate family members, and partnerships in which substantially all of the interests are held by the Participant and members of his or her immediate family. An immediate family member shall mean any descendant (children, grandchildren and more remote descendants), including step-children and relationships arising from legal adoption, and any spouse of a Participant or a Participant's descendant.

          (p) "Related Company" means any corporation during any period in which it is a Subsidiary, or during any period in which it directly or indirectly owns fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company that are entitled to vote.

          (q) "Restricted Period" has the meaning ascribed to it in Part IV.

          (r) "Restricted Stock" has the meaning ascribed to it in Part IV.

          (s) "Retirement" means (i) termination of employment in accordance with the retirement procedures set by the Company from time to time; (ii) an employee's termination of employment or a Non-employee Director's ceasing to serve as a member of the Board because of Disability; or (iii) an employee's termination of employment, a Non-employee Director's ceasing to serve as a member of the Board, or a consultant's or independent contractor's ceasing to provide services to the Company voluntarily with the consent of the Company (of which the Board shall be the sole judge).

          (t) "Shares" means shares of the Company's Stock.

          (u) "Stock" means the Company's $ .01 par value common stock, and any class of shares into which such Stock may be changed or exchanged (whether through merger, reorganization or otherwise).

          (v) "Stock Appreciation Right" means the right of a holder of a Participant to receive Stock or cash as described in Part VI.

          (w) "Subsidiary" means any corporation during any period of which fifty percent (50%) or more of the total combined voting power of all classes of stock entitled to vote is owned, directly or indirectly, by the Company.

     4. Administration. The authority to manage and control the operation and administration of the Plan shall be vested in the Board. Subject to the provisions of the Plan, the Board will have authority to select employees, consultants, Non-employee Directors and independent contractors to receive awards of Options, Restricted Stock, Performance Units and/or Stock Appreciation Rights, to determine the time or times of receipt, to determine the types of awards and the number of Shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, to determine the number and value of Performance Units awarded and earned and to cancel or suspend awards. In making such award determinations, the Board may take into account the nature of services rendered by the employee, consultant or independent contractor or Non-employee Director, his or her present and potential contribution to the Company's success and such other factors as the Board deems relevant. The Board is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. The Board may, from time to time, delegate its authority to manage and control the operation and administration of the Plan to the Committee. In such case, all references herein to the "Board" shall be deemed to refer to the "Committee."

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company's Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Board or the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan.

     Notwithstanding the foregoing, all authority to exercise discretion with respect to the participation in the Plan of persons who are "10 percent shareholders" or "officers" within the meaning of the applicable Securities and Exchange Commission rules relating to Section 16 of the Exchange Act ("Insiders"), and/or directors of the Company, or the timing, pricing and amounts of awards granted under the Plan to such officers and directors, shall be vested in (i) the Board, or (ii) the Committee, if consisting of two or more directors each of whom is a non-employee director within the meaning ascribed to such term in Rule 16b-3 promulgated under the Exchange Act, or within any successor definition or any successor rule.

     5. Participation. The Board shall determine and designate, from time to time, the key executives and managerial employees, consultants or independent contractors of the Company and/or its Subsidiaries who may receive awards under the Plan. In the discretion of the Board, an eligible employee, consultant or independent contractor may be awarded Options, Restricted Stock, Performance Units and/or Stock Appreciation Rights, or any combination thereof, and more than one award may be granted to a Participant. Except as otherwise agreed to by the Company and the Participant, any award under the Plan shall not affect any previous award to the Participant under the Plan or any other plan maintained by the Company or its Subsidiaries. In addition, the Board may authorize certain Non-employee Directors to receive awards of Non-Qualified Options, Restricted Stock, Performance Units or Stock Appreciation Rights, or any combination thereof, and more than one award may be granted to a Non-employee Director who is designated as a Participant.

     6. Stock Subject to the Plan.

          (a) Subject to the provisions of Section I.10, the number of Shares available under the Plan for awards to Participants shall not exceed 350,000 shares of common stock, in the aggregate. If, for any reason, any award under the Plan otherwise distributable in Shares, or any portion of the award, shall expire, terminate or be forfeited or canceled, or be settled in cash pursuant to the terms of the Plan and, therefore, any such Shares are no longer distributable under the award, such Shares shall again be available for award under the Plan. Awards to Participants under the Plan which may be settled solely in cash shall not reduce the number of Shares remaining available under the Plan.

          (b) Subject to the provisions of Section I.10, the number of Shares with respect to which Options, Performance Units or Stock Appreciation Rights under the Plan may be granted in any calendar year to any employee shall not exceed 150,000 Shares.

     7. Compliance With Applicable Laws and Withholding of Taxes.
Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any Shares under the

Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar authority. Prior to the issuance of any Shares under the Plan, the Company may require a written statement that the recipient is acquiring the Shares for investment and not for the purpose or with the intention of distributing as amended, the Shares. All awards and payments under the Plan to employees are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of Shares which the Participant already owns, or to which a Participant is otherwise entitled under the Plan.

     Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the Participant under Code Section 83(b), or any successor provisions thereto, to include the value of such Stock in taxable income), the Company shall have the right to require the Participant to pay to the Company the amount of taxes that the Company is required to withhold with respect to such Stock or, in lieu thereof, to retain or sell without notice a sufficient number of Shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all distributions paid with respect to a Restricted Stock award the amount of taxes that the Company is required to withhold with respect to such distribution payments, if any.

     8. Transferability. Incentive Stock Options, Performance Units, Stock Appreciation Rights and, during the period of restriction, Restricted Stock awarded under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative. If expressly permitted by the terms of the Award Agreement, a Participant may transfer Non-Qualified Options to Permitted Transferees, provided that there is not any consideration for the transfer.

     9. Employment and Shareholder Status. The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary. The Plan does not constitute or serve as evidence of an agreement or understanding, express or implied, that the Company will retain a consultant, independent contractor or Non-employee Director for any period of time. Subject to the provisions of Section IV.3(a), no award under the Plan shall confer upon the holder thereof any right as a shareholder prior to the date on which he fulfills all service requirements and other conditions for receipt of Stock. If the redistribution of Shares is restricted pursuant to Section I.8, certificates representing such Shares may bear a legend referring to such restrictions.

     10. Adjustments to Number and Kind of Securities Subject to the Plan. In the event of any change in the outstanding Stock of the Company by reason of any recapitalization, merger, consolidation, combination, exchange of shares, or other similar change, the aggregate number of Shares with respect to which awards may be made under the Plan, the terms and the number of Shares under any outstanding Options, Performance Shares, Performance Units or Restricted Stock, and the purchase price of a Share under Options, may be equitably adjusted by the Board in its sole discretion. In addition, the Board may, in its sole discretion, make appropriate adjustment as to the kind of shares or other securities deliverable with respect to outstanding awards under the Plan.

     11. Agreement With Company. At the time of any awards under the Plan, the Board will require a Participant to enter into an "Award Agreement" with the Company in a form specified by the Board, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Board may, in its sole discretion, prescribe. To the extent that any award under this Plan is subject to Code Section 409A or any successor section, the Award Agreement documenting such award shall contain terms and conditions which will permit the award to satisfy the operational and documentary requirements of Code Section 409A or any such successor section.

     12. Amendment and Termination of Plan. The Board may at any time and in any way amend, suspend or terminate the Plan; provided, however, that no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulations or stock exchange rule. No amendment, suspension or termination of the Plan shall alter or impair any Options, Restricted Stock, Performance Units or Stock Appreciation Rights previously awarded under the Plan without the consent of the holder thereof. Notwithstanding the preceding, no amendment under this Section I.12 shall be effective if it would cause an Award to be subject to Code Section 409A.

     13. Business Combinations. In addition to the rights and obligations of the Committee to modify, adjust or accelerate exercisability of outstanding Options, in the event that, while any Options, Restricted Stock, Performance Units or Stock Appreciation Rights are outstanding under the Plan, there shall occur a Business Combination, then, with respect to each award of Options, Restricted Stock, Performance Units and/or Stock Appreciation Rights outstanding immediately prior to the consummation of such transaction and, except as provided below, without the necessity of any action by the Committee:

          (a) If provision is made in writing in connection with such transaction for the continuance and/or assumption of the Options, Restricted Stock, Performance Units and/or Stock Appreciation Rights granted under the Plan, or the substitution for such Stock Options, Performance Units, Stock Appreciation Rights, and Restricted Stock of new Options, Performance Units, Restricted Stock, and/or Stock Appreciation Rights, with appropriate adjustment as to the number and kind of shares or other securities deliverable with respect thereto, the Options, Restricted Stock, Performance Units, and/or Stock Appreciation Rights granted under the Plan, or the new Options, Restricted Stock, Performance Units, and/or Stock Appreciation Rights substituted therefor, shall continue, subject to such adjustment, in the manner and under the terms provided in the respective agreements.

          (b) In the event provision is not made in connection with such transaction for the continuance and/or assumption of the Options, Restricted Stock, Performance Units, and/or Stock Appreciation Rights granted under the Plan, or for the substitution of equivalent options, rights, units and awards, then:

               (1) The holder of any Stock Appreciation Right shall be entitled, immediately prior to the effective date of such transaction, to exercise such right

          (provided, if applicable, that the exercise of a Stock Appreciation Right granted in tandem with an Option shall be exercisable only to the extent the related Option is or becomes exercisable at such time in accordance with its terms), provided that the unexercised portion of any right shall be deemed cancelled and terminated as of the effective date of such transaction;

               (2) All restrictions on any award of Restricted Stock shall lapse immediately prior to the transaction;

               (3) Any performance requirements, restrictions or risks of forfeiture imposed under the Plan on an award of Performance Units shall lapse immediately prior to the effective date of such transaction and the Performance Units shall be settled at that time.

               (4) The Committee, in its sole and absolute discretion, shall, with respect to any or all outstanding Options, take any or all of the following actions to be effective as of the date of the Business Combination (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Business Combination, but only if such action remains contingent upon the effectuation of the Business Combination):

                    (A) Unilaterally cancel such non-assumed Option in exchange for: (i) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such non-assumed Option less the aggregate exercise price for the options with respect to such Shares; or (ii) cash or other property equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such non-assumed Option less the aggregate exercise price for the Options with respect to such Shares; and/or

                    (B) Unilaterally cancel such non-assumed Option after
               providing the holder of such Option with (1) an opportunity to exercise the option within a specified period prior to the date of the Business Combination, and (2) notice of such opportunity to exercise prior to the commencement of such specified period. However, notwithstanding the foregoing, to the extent that the recipient of a non-assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Section 16(b) of the Exchange Act or the rules promulgated with respect to such section, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless an Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

          (c) Notwithstanding the preceding, the Business Combination provisions contained in a Participant's Award Agreement shall govern in lieu of any provisions contained in this Section I.13.

          (d) For purposes of this Plan a "Business Combination" shall be any of the following: (a) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (for purposes of this Section I.13(d), the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, it becomes a wholly-owned subsidiary of another corporation), (b) a dissolution of the Company, (c) a transfer of all or substantially all of the assets or shares of stock of the Company in one transaction or a series of related transactions to one or more other person or entities, or (d) if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than Excluded Persons, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities. The term "Excluded Persons" means each of Larry N. Forehand, Michael D. Domec, Louis P. Neeb and David Nierenberg, and any person, entity or group under the control of any of them, or a trustee or other fiduciary holding securities under an employee benefit plan of the Company.

                           II. INCENTIVE STOCK OPTIONS

     1. Definition. The award of an Incentive Stock Option under the Plan entitles the Participant to purchase Shares at a price fixed at the time the Option is awarded, subject to the following terms of this Part II.

     2. Eligibility. The Committee shall designate the Participants to whom Incentive Stock Options, as described in Code Section 422(b) or any successor section thereto, are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them. Incentive Stock Options shall be awarded only to key employees of the Company, and no Non-employee Director shall be eligible to receive an award of an Incentive Stock Option. In no event shall the aggregate Fair Market Value (determined at the time the option is awarded) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Subsidiaries) exceed $100,000 (subject to any increases that may occur in future years as a result of changes in law).

     3. Price. The purchase price of a Share under each Incentive Stock Option shall be determined by the Committee, provided, however, that in no event shall such price be less than the greater of (i) one hundred percent (100%) of the Fair Market Value of a Share as of the Option

Date (or one hundred ten percent (110%) of such Fair Market Value if the holder of the Incentive Stock Option owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Related Company) or (ii) the par value of a Share on such date.

     4. Exercise.

          (a) A Participant may not exercise an Incentive Stock Option after the Expiration Date (as defined in Section II.5 below) applicable to that Option. Each Incentive Stock Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Committee at the Option Date.

          (b) A Participant shall exercise his or her Incentive Stock Options by delivering an exercise notice to the Company and paying the full exercise price for such exercised Incentive Stock Options. Participants may elect to pay the exercise price for Shares purchased upon the exercise of Incentive Stock Options in cash or through tendering, either through actual delivery or attestation, of shares of Stock (valued at Fair Market Value as of the day of exercise) owned by the Participant, or any combination thereof, equivalent to the purchase price of such Incentive Stock Options. As soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. Any Shares that are tendered must have been held by the Participant for at least six
     (6) months prior to their tender or have been purchased on the open market. If the Company shall have a class of its Stock registered pursuant to
     Section 12 of the Exchange Act, an Option holder may also make payment at the time of exercise of an Incentive Stock Option by delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company, that upon such broker's sale of Shares with respect to which such Option is exercised, it is to deliver promptly to the Company the amount of sale proceeds necessary to satisfy the Option exercise price and any required withholding taxes.

     5. Option Expiration Date. The "Expiration Date" with respect to an Incentive Stock Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

          (a) the date that is ten (10) years after the date on which the Incentive Stock Option is awarded;

          (b) the date established by the Committee at the time of the award;

          (c) the date that is thirty (30) days after the date the Participant's employment with the Company and all Subsidiaries is terminated for reasons other than death or permanent and total disability; or

          (d) the date that is one (1) year after the Participant's employment with the Company and all Subsidiaries is terminated because of death or permanent and total disability (as defined in Code Section 22(e)(3)).

                           III. NON-QUALIFIED OPTIONS

     1. Definition. The award of a Non-Qualified Option under the Plan entitles the Participant to purchase Shares at a price fixed at the time the Option is awarded, subject to the following terms of this Part III.

     2. Eligibility. The Board shall designate the Participants to whom Non-Qualified Options are to be awarded under the Plan and shall determine the number of Shares to be awarded to each of them.

     3. Price. The purchase price of a Share under each Non-Qualified Option shall be determined by the Board; provided, however, that in no event shall such price be less than the Fair Market Value of a Share as of the Option Date.

     4. Exercise.

          (a) A Participant may not exercise a Non-Qualified Option after the Expiration Date applicable to that Option. Unless otherwise specified herein, each Non-Qualified Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date.

          (b) A Participant shall exercise his or her Non-Qualified Options by delivering an exercise notice to the Company and paying the full exercise price for such exercised Options. Participants may elect to pay the purchase price of Shares purchased upon the exercise of Non-Qualified Stock Options by tendering, either through actual delivery of Shares or though attestation, Shares (valued at Fair Market Value as of the day of exercise) owned by the Participant, or any combination thereof, equivalent to the purchase price of such Non-Qualified Stock Options. Any Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender or have been purchased on the open market. Shares acquired pursuant to the exercise of a Non-Qualified Option shall be subject to such conditions, restrictions and contingencies as the Board may establish in the Award Agreement. If the Company shall have a class of its Stock registered pursuant to Section 12 of the Exchange Act, an Option holder may also make payment at the time of exercise of a Non-Qualified Stock Option by delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company, that upon such broker's sale of Shares with respect to which such Option is exercised, it is to deliver promptly to the Company the amount of sale proceeds necessary to satisfy the Option exercise price and any required withholding taxes.

     5. Option Expiration Date. The "Expiration Date" with respect to a Non-Qualified Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

          (a) the date established by the Board at the time of the award or set forth in Section III.5(b), as applicable;

          (b) the date that is thirty (30) days after the employee Participant's employment with the Company and all Subsidiaries or the consultant, independent contractor or Non-employee Director Participant's service is terminated for reasons other than Retirement or death; or

          (c) the date that is one (1) year after the date the employee Participant's employment with the Company and all Subsidiaries or the consultant, independent contractor or Non-employee Director Participant's service is terminated by reason of Retirement or death.

                              IV. RESTRICTED STOCK

     1. Definition. Restricted Stock awards are grants of Shares to Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Board or by the terms of this Plan.

     2. Eligibility. The Board shall designate the Participants to whom Restricted Stock is to be awarded and the number of Shares that are subject to the award.

     3. Terms and Conditions of Awards. All Restricted Stock awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Board in its sole discretion and as shall be contained in the agreement referred to in Section I.11.

          (a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of ten years or such shorter period as the Board may determine, but no less than three years, after the time of the award of such Stock (the "Restricted Period"). Such restrictions shall lapse as to the Restricted Stock in accordance with the time(s) and number(s) of Shares as to which the Restricted Period expires, as set forth in the Agreement with the Participant. Except for such restrictions, the Participant as owner of such Stock shall have all the rights of a shareholder, including but not limited to the right to receive all dividends on such Stock.

          (b) The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, but in no case shall the length of the Restricted Period be less than one (1) year.

          (c) Except as otherwise determined by the Board in its sole discretion, a Participant whose employment or service with the Company and all Subsidiaries terminates prior to the end of the Restricted Period for any reason shall forfeit all Restricted Stock remaining subject to any outstanding Restricted Stock award which have not then vested in accordance with the agreement entered into under Section I.11.

          (d) Each certificate issued in respect of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited with the Company or in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

          "The transferability of this certificate and the Shares represented hereby are subject to the terms and conditions (including forfeiture) contained in the Mexican Restaurants, Inc. 2005 Long Term Incentive Plan and an agreement entered into between the registered owner and Mexican Restaurants, Inc. A copy of such plan and agreement is on file in the office of the Secretary of Mexican Restaurants, Inc., 1135 Edgebrook, Houston, Texas 77034, or if the Company changes its principal office, at the address of such new principal office."

          (e) As the Restricted Period for Restricted Stock expires and such restrictions lapse, such Restricted Stock shall be held by a Participant (or his or her legal representative, beneficiary or heir) free of all restrictions imposed by the Plan and the Award Agreement. Such Shares shall nevertheless continue to be subject to any restriction imposed under applicable securities laws.

                              V. PERFORMANCE UNITS

     1. Definition. Performance Units are awards to Participants who may receive value for the units at the end of a fixed period of time (a "Performance Period"). The number of units earned, and value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

     2. Eligibility. The Board shall designate the Participants to whom Performance Units are to be awarded, and the number of units to be the subject of such awards.

     3. Terms and Conditions of Awards. For each Participant, the Board will determine the timing of awards; the number of units awarded; the value of units, which may be stated either in cash or in shares of Stock; the performance measures used for determining whether the Performance Units are earned; the Performance Period during which the performance measures will apply; the relationship between the level of achievement of the performance measures and the degree to which Performance Units are earned; whether, during or after the Performance Period, any revision to the performance measures or Performance Period should be made to reflect significant events or changes that occur during the Performance Period; and the number of earned Performance Units that will be paid in cash and/or Shares, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement.

     4. Payment. The Board will compare the actual performance to the performance measures established for the Performance Period and determine the number of units to be paid and their value. Payment for units earned shall be wholly in cash, wholly in Shares or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned units to be paid in cash and the number to be paid in Shares. For Performance Units valued when awarded in Shares, one Share will be paid for each unit earned, or cash will be paid for each unit earned equal to either (i) the Fair Market Value of a Share at the end of the

Performance Period or (ii) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Units valued when awarded in cash, the value of each unit earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (i) the Fair Market Value of a Share at the end of the Performance Period or (ii) the Fair Market Value of a Share averaged for a number of days determined by the Board.

     5. Retirement, Death or Termination. A Participant whose employment with the Company and its Subsidiaries terminates during a Performance Period because of Retirement or death shall be entitled to the prorated value of earned Performance Units, issued with respect to that Performance Period, at the conclusion of the Performance Period based on the ratio of the months employed during the period to the total months of the Performance Period. If the Participant's employment with the Company and its Subsidiaries terminates during a Performance Period for any reason other than Retirement or death, the Performance Units issued with respect to that Performance Period will be forfeited on the date his employment with the Company and its Subsidiaries terminates. Notwithstanding the foregoing provisions of this Part V, if a Participant's employment with the Company and its Subsidiaries terminates before the end of the Performance Period with respect to any Performance Units awarded to him, the Board may determine that the Participant will be entitled to receive all or any portion of the units that he or she would otherwise receive, and may accelerate the determination and payment of the value of such units or make such other adjustments as the Board, in its sole discretion, deems desirable.

                          VI. STOCK APPRECIATION RIGHTS

     1. Definition. A Stock Appreciation Right is an award that entitles the Participant to receive an amount equal to the difference between the Fair Market Value of Shares at the time of exercise of the Stock Appreciation Right and the Fair Market Value of such Shares at the date of award of the Stock Appreciation Right, subject to the applicable terms and conditions of the Stock Appreciation Right and the following provisions of this Part VI.

     2. Eligibility. The Board may, in its discretion, award Stock Appreciation Rights under this Part VI independently, concurrent with, or subsequent to, any other award under the Plan.

     3. Exercise. A Stock Appreciation Right shall entitle the holder to receive, upon the exercise of the Stock Appreciation Right, Shares (valued at their Fair Market Value at the time of exercise), cash or a combination thereof, in an amount equal in value to the excess of the Fair Market Value of the Shares subject to the Stock Appreciation Right as of the date of such exercise over the Fair Market Value of the Shares subject to the Stock Appreciation Right at the date of award, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Participant's Award Agreement.

     4. Expiration Date. The "Expiration Date" with respect to a Stock Appreciation Right shall be determined by the Board and documented in the Participant's Award Agreement. If the right is not exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in Shares.

MEXICAN RESTAURANTS, INC.


MR. A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6


!123456564525!                                              C 1234567890   J N T


                              [ ] Mark this box with an X if you have made
                                  changes to your name or address details above.



--------------------------------------------------------------------------------
SPECIAL MEETING PROXY CARD
--------------------------------------------------------------------------------

(A) ISSUE

The Board of Directors recommends a vote FOR the following proposal.

                                                       For    Against    Abstain

1. To approve the 2005 Long Term Incentive Plan.       [ ]      [ ]        [ ]


Check this box if you plan to attend the Special
Meeting of Shareholders.                               [ ]



(B) AUTHORIZED SIGNATURES -- SIGN HERE -- THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

The undersigned acknowledges receipt of the Notice of the Company's Special Meeting of Shareholders and of the Proxy Statement.

Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representation capacity. Please date, sign and return this Proxy in the enclosed business envelope.

Signature 1 -- Please keep signature within the box    Signature 2 -- Please keep signature within the box   Date (mm/dd/yyy)
---------------------------------------------------    ---------------------------------------------------   -----------------------
                                                                                                                     /   /
---------------------------------------------------    ---------------------------------------------------   -----------------------

                       3 U P X   H H H   P P P P   006491

--------------------------------------------------------------------------------
   PROXY - MEXICAN RESTAURANTS, INC.
--------------------------------------------------------------------------------

   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   FOR THE SPECIAL MEETING OF SHAREHOLDERS-NOVEMBER 8, 2005

   The undersigned hereby appoints LOUIS P. NEEB, CURT GLOWACKI and ANDREW J. DENNARD, and each or any of them, as attorneys, agents and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Special Meeting of Shareholders of Mexican Restaurants, Inc. (the "Company") to be held in the Casa Ole restaurant located at 20131 Hwy. 59 N., Ste. 2004, Humble, Texas, 77338 on Tuesday, November 8, 2005, at 9:30 a.m., Houston time, and any adjournment(s) thereof, and to vote there at the number of shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present as indicated on the reverse side hereof and, in their discretion, upon any other business which may properly come before said meeting. This Proxy when properly executed will be voted in accordance with your indicated directions. If no direction is made, this proxy will be voted FOR the proposal.

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                  (Continue and to be signed on reverse side.)